Supplement to the
Fidelity® Limited Term Government Fund
January 28, 2023
Summary Prospectus

The Board of Trustees of Fidelity Limited Term Government Fund has approved changes to the fund's management fee and expense structure. Effective April 1, 2023, under the new arrangements, the management fee has been reduced to 0.20%, transfer agent fees are fixed at 0.10% and total operating expenses are contractually limited to 0.35% (subject to certain exclusions). This expense limit may not be increased without approval of Fidelity Limited Term Government Fund's shareholders and Board of Trustees.
The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee A	0.20%
Distribution and/or Service (12b-1) fees	None
Other expensesA	0.10%
Total annual operating expenses	0.30%
AAdjusted to reflect current fees.

1 year	$31
3 years	$97
5 years	$169
10 years	$381

ISG-SUSTK-0423-100 1.9909563.100	April 1, 2023